SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 10, 1997




                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


              Delaware                                 33-0326866
   (State or other jurisdiction of        (IRS Employer Identification Number)
   incorporation or organization)



                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 1.  Change in Control of Registrant

Item 5.  Other Events

Item 7.  Exhibits

Signature


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

ITEM 1.    Change in Control of Registrant

         As reported in the Company's current report on Form 8-K dated January 28, 1997, pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") entered into by and among the Company, The Aries Trust, a Cayman Island Trust ("Aries Trust") and the Aries Domestic Fund, L.P. ("Aries Domestic" and, together with Aries Trust, the "Aries Funds"), dated as of January 28, 1997, the Aries Funds were granted the right to designate nominees constituting a majority of the members of the Board of Directors of the Company, subject to certain conditions. On September 11, 1997, the Aries Funds designated Glenn L. Cooper, M.D., Donald G. Drapkin, Bobby W. Sandage, Jr., Ph.D. and Andrew J. Stein as nominees to the Board of Directors of the Company (the "Board"), such persons were elected as Directors of the Company, Michael S. Weiss stepped down as Interim Chairman and the Board elected Mr. Drapkin Chairman and Mr. Weiss Vice Chairman (see Exhibit 99.2).

         Under the Purchase Agreement, the Aries Funds invested a total of $3,000,000 in the Company, and the Company issued to the Aries Funds (i) Senior Secured Convertible Bridge Notes ("Notes"), which are convertible into 60,000 shares of Series D Convertible Preferred Stock of the Company ("Preferred Stock") (not including shares of Preferred Stock issuable upon conversion of the interest on the Notes) ($650,000 of Notes were converted into 13,000 shares of Preferred Stock on May 29, 1997), which 60,000 shares of Preferred Stock are in turn presently convertible into 6,357,616 shares of common stock of the Company ("Common Stock"), subject to antidilution adjustments, and (ii) warrants to purchase Common Stock which are exchangeable, and that have been exchanged, for new warrants presently exerciseable to purchase up to 6,357,616 shares of Common Stock at an exercise price of $0.471875 per share. In addition, the Aries Funds had purchased 91,500 shares of Common Stock on the open market before entering into the Purchase Agreement, and, since entering into the Purchase Agreement, the Aries Funds have acquired additional warrants to purchase 50,000 shares of Common Stock at an exercise price of $2.50 per share as consideration for extending a line of credit to the Company and acquired additional Warrants and Preferred Stock of the issuer in a private placement presently exerciseable and convertible for an aggregate of 50,000 and 1,059,603 shares of Common Stock, respectively, at a present exercise or conversion price of $.94375 per share. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the Aries Funds may now be deemed beneficially to own an aggregate of 41.3% of the voting securities of the Company (including shares of Preferred Stock issuable upon conversion of the interest on the Notes accrued through August 31, 1997, but excluding interest accrued since then), and the Aries Funds currently hold an aggregate of 11.0% of the outstanding voting securities of the Company.

ITEM 5.     Other Events

         On September 10, 1997, the Company issued the press release attached hereto as Exhibit 99.1.

         On September 11, 1997, the Company issued the press release attached hereto as Exhibit 99.2

ITEM 7.     Exhibits

   99.1     Press Release dated September 10, 1997.

   99.2     Press Release dated September 11, 1997.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     GENTA INCORPORATED



Date:  September 16, 1997

                                                     /s/ Robert E. Klem, Ph.D.
                                                     -------------------------
                                                     Robert E. Klem, Ph.D.
                                                     Vice President and
                                                     Member of the Board


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